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                                                                   Exhibit 10.28

                               SIXTH AMENDMENT TO
                                CREDIT AGREEMENT


     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Sixth Amendment") is made effective as of March 28, 2001, except as otherwise set forth herein, by and among BED BATH & BEYOND INC., a New York corporation (the "Company"), and BED-N-BATH STORES INC., a New Jersey corporation a/k/a BED 'N BATH STORES INC. ("BNBS"), BED BATH & BEYOND OF CALIFORNIA LIMITED LIABILITY COMPANY, a Delaware limited liability company ("Calco"), and BBBY MANAGEMENT CORPORATION, a New Jersey corporation ("BBBY", and together with BNBS, BBBL and Calco, collectively, the "Guarantors" and individually, a "Guarantor," and the Guarantors together with the Company, collectively, the "Credit Parties"); THE CHASE MANHATTAN BANK, a New York banking corporation (the "Bank"); and BED BATH & BEYOND PROCUREMENT CO. INC., a New York corporation ("Procurement Co.").

                              W I T N E S S E T H:

     WHEREAS, the Credit Parties (and BBBL, Inc., a Delaware corporation and an original Guarantor and Credit Party, which as of March 31, 2001 shall be merged with and into the Company with the Company continuing as the surviving corporation) and the Bank are parties to that certain Credit Agreement, dated as of October 26, 1994, as amended by that certain First Amendment, dated as of October 1, 1995, as further amended by that certain Second Amendment, dated as of February 24, 1997, that certain Third Amendment, dated as of September 11, 1997, that certain Fourth Amendment, dated as of September 19, 1997, and that certain Fifth Amendment, dated as of October 26, 1998 (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment shall hereafter be known as, the "Credit Agreement"); and

     WHEREAS, the Credit Parties and the Bank have agreed to further amend the Credit Agreement to: (i) decrease the Revolving Credit Commitment to an aggregate maximum principal amount of not to exceed at any time outstanding, $25,000,000, (ii) effective March 31, 2001, add Bed Bath & Beyond Procurement Co. Inc., a New York corporation and wholly-owned Subsidiary of the Company, as a Guarantor and a Credit Party thereunder and an account party for Letters of Credit as set forth therein, and (iii) otherwise modify certain of the terms and provisions thereof;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. MODIFICATION OF THE CREDIT AGREEMENT. The Credit Agreement is hereby amended in the following particulars:

          (A) (i) Effective as of March 31, 2001, all references to the "Credit Parties" in the Credit Agreement are deemed to mean, collectively, the Company, BNBS, Calco, BBBY, and Procurement Co., as defined in this Sixth Amendment; and

               (ii) Effective as of March 31, 2001, all references to the "Guarantors" in the Credit Agreement are deemed to mean, collectively, BNBS, Calco, BBBY, and Procurement Co., as defined in this Sixth Amendment;

               (iii) All references to the "Agreement" or "this Agreement" in the Credit Agreement are deemed to mean the Credit Agreement, as amended by this Sixth Amendment; and all references to the "Loan Documents" in the Credit Agreement are deemed to mean the Credit



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               Agreement and the other Loan Documents, as amended by this Sixth
               Amendment;

               (iv) The aggregate maximum principal amount outstanding at any one time under the Revolving Credit Commitment is set forth opposite the Bank's name on the signature page of this Sixth Amendment;

               (v) All references to a "Responsible Officer" in the Credit Agreement with respect to financial matters are deemed to include the Vice President of Finance of the Company or any Guarantor, as well as the chief financial officer thereof; and

               (vi) All references to the "Revolving Credit Note(s)" or the "Notes(s)" in the Credit Agreement are deemed to mean that certain Third Amended and Restated Revolving Credit Note, dated as of March 28, 2001, as attached to this Sixth Amendment as EXHIBIT A (the "2001 Note"); and all references to the "Obligations" in the Credit Agreement are deemed to include, along with the other obligations set forth therein, all obligations of the Credit Parties (as re-defined in this Sixth Amendment) to the Bank under the 2001 Note.

          (B) Procurement Co. has requested that going forward the Bank issue Letters of Credit for its behalf (as well as for the account of Company). Procurement Co. shall execute and deliver to the Bank an Application. From and after March 31, 2001, upon receipt of such Application and in accordance with and subject to the terms of Section 3 of the Credit Agreement, the Bank hereby agrees to issue Letters of Credit for either or both of the Company and Procurement Co. Henceforth, all references to "the Company" throughout Section 3 of the Credit Agreement are deemed to mean the Company and/or Procurement Co., as an account party.

          (C) Section 14.2 of the Credit Agreement (Notices) is hereby amended so that notices to the Bank read as follows:

               "The Bank:                   The Chase Manhattan Bank
                                            695 Route 46 West
                                            Fairfield, New Jersey  07004
                                            Attention:  Andrea M. Johnson, VP
                                            Telecopy:  (973) 439-5017/18"

               Notices to the Bank's attorneys remain the same.

     2. ESTOPPEL. To induce the Company, BNBS, Calco, and BBBY to enter into this Sixth Amendment, each of the Company, BNBS, Calco, and BBBY hereby represents and warrants to the Bank that:

          (A) As of March 28, 2001, there is currently $-0- of principal, together with accrued interest thereon, outstanding under the Revolving Credit Loan; and to the best of the Company's knowledge, the Company has no defenses, offsets or counterclaims regarding the same.

          (B) As of March 28, 2001, there is currently the amount set forth in
          SCHEDULE I to this Sixth Amendment of L/C Obligations outstanding under the Credit Agreement, and to the best of the Company's knowledge, the Company has no defenses, offsets or counterclaims regarding the same.

          (C) As of March 28, 2001, the Company has no defenses, offsets or counterclaims regarding its other Obligations to the Bank under the Credit Agreement.

          (D) As of March 28, 2001, each of BNBS, Calco, and BBBY has no defenses, offsets or counterclaims regarding its Obligations to the Bank under the Credit Agreement.



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     3.   ADDITION OF PROCUREMENT CO. AS A CREDIT PARTY AND A GUARANTOR. From
          and after March 31, 2001, Procurement Co. shall be considered a Credit Party and Guarantor under the Credit Agreement and the other Loan Documents and shall be bound by the terms and conditions thereof.

     4. CONDITIONS PRECEDENT. The agreement of the Bank to amend the Credit Agreement as set forth in this Sixth Amendment shall not become effective unless the Bank shall have received, in form and substance reasonably satisfactory to the Bank and its counsel, the following:

          (A) This Sixth Amendment, duly executed and delivered by the parties hereto;

          (B) The 2001 Note, duly executed and delivered by the Company;

          (C) (i) True and complete copies (including all amendments) of the charter and bylaws of Procurement Co., certified by the corporate secretary of Procurement Co. to be in full force and effect as of March 31, 2001; and (ii) a corporate resolution of Procurement Co., certified by its corporate secretary as of March 31, 2001 and in full force and effect authorizing: (x) the consummation of the transactions contemplated by this Sixth Amendment, and (y) specific officers to execute and deliver this Sixth Amendment and such other instruments and documents as may be executed in connection herewith;

          (D) A certificate of the corporate secretary of Procurement Co. certifying the names of the officers authorized to execute this Sixth Amendment and such other instruments and documents as may be executed in connection herewith, together with the true and genuine signatures of each of such officers;

          (E) Good standing certificates of the appropriate Governmental Authorities, dated the most recent practicable date on or about March 31, 2001, showing Procurement Co. to be in good standing in its state of incorporation and such states in which such entity is authorized to do business;

          (F) Evidence of the merger of BBBL, Inc. with and into the Company, and the Company's continuance as the surviving corporation;

          (G) Payment of all reasonable fees and expenses incurred by the Bank in connection with this Sixth Amendment, including, but not limited to, reasonable fees and expenses of counsel to the Bank; and

          (H) Such other documents, certificates, opinions, affidavits, etc. as the Bank may reasonably request.

          Notwithstanding anything contained in Section 3 to the contrary, the items set forth in paragraphs (c) and (D) may be delivered by March 31, 2001, and the items set forth in paragraph (E) of this Section 3 may be delivered by April 16, 2001. The failure to deliver such items within such time period will constitute an Event of Default.

     5. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Procurement Co. hereby makes the representations and warranties, and each of Company and the other Credit Parties hereby reaffirms the representations and warranties made by it, in the Credit Agreement and all of the other Loan Documents as fully and completely as if set forth herein at length. All of such representations and warranties are true, correct and complete as of March 31, 2001 (except as to such representations and warranties, which are made as of a specified date, in which case such representations and warranties remain true as of such date). In addition, each of Company and the other Credit Parties (including

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          Procurement Co.) represents and warrants to the Bank that:

          (A) Each of the Company and the other Credit Parties has the power and authority to enter into this Sixth Amendment;

          (B) The execution, delivery and performance of this Sixth Amendment and the instruments and documents executed and delivered by the Company and the other Credit Parties in connection herewith have been duly authorized by all requisite corporate or other action, and this Sixth Amendment and the instruments and documents executed and delivered in connection herewith constitute the legal, valid, and binding obligations of the Company and the other Credit Parties, enforceable against each of them (to the extent each is a party thereto), in accordance with their terms; and

          (C) No Event of Default has occurred and is continuing.

          (D) The execution and delivery of this Sixth Amendment and the instruments and documents executed and delivered in connection herewith, the consummation of the transactions contemplated hereunder and the fulfillment of or compliance with the terms and conditions contained herein by the Credit Parties are not prevented, or limited by, and do not result in the breach of, any terms, conditions or provisions of any requirements of law or any contractual obligations of the Credit Parties in any respect which could have a Material Adverse Effect.

          Each of the Company and the Credit Parties other than Procurement Co. represents and warrants to the Bank that there have been no amendments to its corporate/limited liability organizational documents since October 26, 1998 other than in connection with the merger of BBBL, Inc. with and into the Company, and that such organization documents remain in full force and effect as of March 31, 2001.

     6. REAFFIRMATION OF COVENANTS. Procurement Co. hereby covenants and agrees to abide by the affirmative and negative covenants, and each of the Company and the other Credit Parties hereby reaffirms the affirmative and negative covenants, set forth in the Credit Agreement and the other Loan Documents fully and completely as if set forth herein at length, and agrees that such covenants shall remain in full force and effect until payment in full of the Obligations.


     7.   MISCELLANEOUS.

          (A) EFFECT OF AMENDMENT. Except as amended by this Sixth Amendment, all terms and provisions of the Credit Agreement and the other Loan Documents, and all rights of the Bank and obligations of the Company and the other Credit Parties thereunder, remain unchanged and in full force and effect, and are hereby ratified, adopted and confirmed in all respects. This Sixth Amendment is incorporated by reference in the Credit Agreement and the other Loan Documents. This Sixth Amendment is given as a modification of the Company's and the other Credit Parties' obligations to the Bank under the Credit Agreement and is not give in substitution therefor or extinguishment thereof and is not intended to be a novation.

          (B) COSTS AND EXPENSES. Each of the Company and the other Credit Parties agrees to pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Bank in connection with the preparation, execution, delivery and administration of this Sixth Amendment and the documents executed and delivered in connection herewith.

          (C) COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together
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          shall constitute one and the same agreement.

          (D) GOVERNING LAW. This Sixth Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York.


                          (SIGNATURES ON THE NEXT PAGE)



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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective officers/members duly authorized as of the effective date(s) set forth above.


                                        BED BATH & BEYOND INC.

                                        By:    /s/ Leonard Feinstein
                                               ---------------------------------
                                               Name: Leonard Feinstein
                                               Title: Co-Chief Executive Officer


                                        BED-N-BATH STORES INC.

                                        By:    /s/  Leonard Feinstein
                                               ---------------------------------
                                               Name: Leonard Feinstein
                                               Title: President


                                        BED BATH & BEYOND OF CALIFORNIA
                                               LIMITED LIABILITY COMPANY

                                        By:  BED BATH & BEYOND
                                               PROCUREMENT CO. INC.,
                                                sole member

                                        By:    /s/ Leonard Feinstein
                                               ---------------------------------
                                               Name: Leonard Feinstein
                                               Title: President


                                        BBBY MANAGEMENT CORPORATION

                                        By:    /s/ Leonard Feinstein
                                               ---------------------------------
                                               Name: Leonard Feinstein
                                               Title: Vice President


                                        BED BATH & BEYOND PROCUREMENT
                                         CO. INC.

                                        By:    /s/ Leonard Feinstein
                                               ---------------------------------
                                               Name: Leonard Feinstein
                                               Title: President






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REVOLVING LOAN COMMITMENT:                    THE CHASE MANHATTAN BANK
$25,000,000 (EFFECTIVE 3/28/01)


                                                  By:  /s/  Andrea M. Johnson
                                                       ----------------------
                                                       Name:   Andrea M. Johnson
                                                       Title:  Vice President